UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 29, 2026

Diameter Credit Company

(Exact name of Registrant as specified in its charter)

Delaware	000-56624	88-1389797
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

50 Hudson Yards, Suite 6600A New York, NY	10001
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 655-1419

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On July 29, 2026, Daniel Kasell notified Diameter Credit Company (the “Company”) of his decision to resign from the Board of Trustees of the Company (the “Board”) and all committees thereof, effective immediately. Mr. Kasell’s resignation is not the result of any disagreement with the Company, its investment adviser, or any of their affiliates regarding their operations, policies, or practices.

On July 30, 2026, the Board appointed Daniel Gish, 42, to serve as an independent trustee of the Company, effective immediately. Mr. Gish will also serve as a member of the Nominating and Governance Committee and the Audit Committee of the Board. In connection with Mr. Kasell’s resignation, Steven Bossi was appointed to serve as Chairman of the Audit Committee of the Board, effective immediately.

Mr. Gish was most recently a Portfolio Manager at Marshall Wace, a global investment management firm, where he managed the firm’s long/short investment grade credit strategy from 2024 to 2026. Prior to Marshall Wace, Mr. Gish served as a Portfolio Manager at Verition Fund Management LLC. Prior to Verition, Mr. Gish was an Executive Director at UBS AG. Mr. Gish earned a B.A. in Economics from Middlebury College in 2005.

Mr. Gish (i) was not appointed as a trustee of the Board pursuant to any arrangement or understanding with any other person; (ii) does not have a family relationship with any of the Company’s trustees or other executive officers; (iii) has not engaged, since the beginning of the Company’s last fiscal year, nor proposes to engage, in any transaction in which the Company was or is a participant; and (iv) has not entered into, nor expects to enter into, any material plan, contract, arrangement, grant or award in connection with his appointment as a trustee of the Board.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DIAMETER CREDIT COMPANY

Date: July 31, 2026	By:	/s/ Michael Cohn
	Name:	Michael Cohn
	Title:	General Counsel and Chief Compliance Officer